PROSPECTUS SUPPLEMENT #1                        FILED PURSUANT TO RULE 424(b)(3)
(TO PROSPECTUS DATED JANUARY 9, 2003)                REGISTRATION NO. 333-101731

                                  EQUITEX, INC.

                 25,223,061 SHARES OF COMMON STOCK TO BE OFFERED
                    AND SOLD BY THE SELLING SECURITYHOLDERS

--------------------------------------------------------------------------------

         This prospectus supplement relates to a public offering of shares of common stock of Equitex, Inc. by the selling securityholders.

         This prospectus supplement should be read in conjunction with the prospectus dated January 9, 2003, which is to be delivered with this prospectus supplement. The definitions for any capitalized terms used in this prospectus supplement are included in the prospectus.

                             SELLING SECURITYHOLDERS

         The information in the table included under the heading "Selling Securityholders" in the prospectus is superceded by the information appearing in the following table:

      SELLING        SHARES OF      SHARES OF       SHARES OF      SHARES OF          TOTAL          AMOUNT OF       PERCENT OF
  SECURITYHOLDER       COMMON     COMMON STOCK    COMMON STOCK    COMMON STOCK       SHARES OF      COMMON STOCK     OUTSTANDING
       NAME            STOCK          TO BE        ISSUED AND     RECEIVED AND    COMMON STOCK TO     OWNED BY       COMMON STOCK
                       OWNED       OFFERED FOR    ISSUABLE UPON  TO BE RECEIVED    BE OFFERED FOR  SECURITYHOLDER      OWNED BY
                      PRIOR TO  SECURITYHOLDER'S  CONVERSION OF    UPON THE      SECURITYHOLDER'S    AFTER THE     SECURITYHOLDER
                        THIS         ACCOUNT        PREFERRED     EXERCISE OF        ACCOUNT         OFFERING        AFTER THE
                      OFFERING                        STOCK         WARRANTS                                           OFFERING
------------------  ----------  ----------------  -------------  --------------  ----------------  --------------  --------------
                                               NOVA AND KEY SELLING SECURITYHOLDERS
---------------------------------------------------------------------------------------------------------------------------------
Anthony N. Amico         6,000           869,970                                          869,970           6,000           0.03%
------------------  ----------  ----------------  -------------  --------------  ----------------  --------------  --------------
John Ablahani, as                        445,153                        241,250           686,403
Trustee of the
DNAA Irrevocable
Trust Agreement
dated February 7,
1996
------------------  ----------  ----------------  -------------  --------------  ----------------  --------------  --------------
First Union                              578,699                        313,625           892,324
National Bank as
Trustee of the
Anthony Amico,
Jr. Irrevocable
Trust Agreement
of 2001 Number 1
------------------  ----------  ----------------  -------------  --------------  ----------------  --------------  --------------
AmSouth Bank, as                         578,699                        313,625           892,324
Trustee of the
Anthony Amico,
Jr. Irrevocable
Trust Agreement
of 2001 Number II
------------------  ----------  ----------------  -------------  --------------  ----------------  --------------  --------------
Thomas Little,                           578,699                        313,625           892,324
Esq., as Trustee
of the Anthony
Amico, Jr.
Irrevocable Trust
Agreement of
2001 Number III
------------------  ----------  ----------------  -------------  --------------  ----------------  --------------  --------------
Laura Lipowski,                          578,699                        313,625           892,324
Esq., as Trustee
of the Anthony
Amico, Jr.
Irrevocable Trust
Agreement of
2001 Number IV
------------------  ----------  ----------------  -------------  --------------  ----------------  --------------  --------------

      SELLING        SHARES OF      SHARES OF       SHARES OF      SHARES OF          TOTAL          AMOUNT OF       PERCENT OF
  SECURITYHOLDER       COMMON     COMMON STOCK    COMMON STOCK    COMMON STOCK       SHARES OF      COMMON STOCK     OUTSTANDING
       NAME            STOCK          TO BE        ISSUED AND     RECEIVED AND    COMMON STOCK TO     OWNED BY       COMMON STOCK
                       OWNED       OFFERED FOR    ISSUABLE UPON  TO BE RECEIVED    BE OFFERED FOR  SECURITYHOLDER      OWNED BY
                      PRIOR TO  SECURITYHOLDER'S  CONVERSION OF    UPON THE      SECURITYHOLDER'S    AFTER THE     SECURITYHOLDER
                        THIS         ACCOUNT        PREFERRED     EXERCISE OF        ACCOUNT         OFFERING        AFTER THE
                      OFFERING                        STOCK         WARRANTS                                           OFFERING
------------------  ----------  ----------------  -------------  --------------  ----------------  --------------  --------------
Shauna                                   200,000                        579,869           779,869
Hoopingarner, as
Trustee of the
Anthony Amico,
Jr. Irrevocable
Trust Agreement
of 2001 Number V
------------------  ----------  ----------------  -------------  --------------  ----------------  --------------  --------------
Brett Fisher,                             90,856                         49,239           140,095
Shauna
Hoopingarner and
Susan Revels, as
Co-Trustees of
the First American
Management
Irrevocable Trust
Agreement of 2001
------------------  ----------  ----------------  -------------  --------------  ----------------  --------------  --------------
Northern Trust                            90,856                         49,239           140,095
Bank of Florida,
N.A., as Trustee
of the Hudson
Irrevocable Trust
Agreement of 2001
------------------  ----------  ----------------  -------------  --------------  ----------------  --------------  --------------
Northern Trust                            90,856                         49,239           140,095
Bank of Florida,
N.A., as Trustee o
the Pope
Irrevocable Trust
Agreement of 2001
------------------  ----------  ----------------  -------------  --------------  ----------------  --------------  --------------
Thomas C. Little,                         90,856                         49,239           140,095
Esq., as Trustee
of the Eagle One
Irrevocable Trust
Agreement
------------------  ----------  ----------------  -------------  --------------  ----------------  --------------  --------------
Charles R. Darst        38,500           863,597                        468,026         1,331,623          38,500           0.21%
------------------  ----------  ----------------  -------------  --------------  ----------------  --------------  --------------
Dia Erickson            33,300           863,597                        468,026         1,331,623          33,300           0.18%
------------------  ----------  ----------------  -------------  --------------  ----------------  --------------  --------------
Scott A. Lucas                          962,722                                          962,722
and Susan Lucas,
as Tenants by
the Entirety
------------------  ----------  ----------------  -------------  --------------  ----------------  --------------  --------------
Scott A. Lucas           7,500                                          579,001           579,001           7,500           0.04%
------------------  ----------  ----------------  -------------  --------------  ----------------  --------------  --------------
Ed Barbara and                           578,699                        313,625           892,324
Helen Barbara, as
Tenants by the
Entirety
------------------  ----------  ----------------  -------------  --------------  ----------------  --------------  --------------
Patricia Jersey                           89,031                         48,250           137,281
------------------  ----------  ----------------  -------------  --------------  ----------------  --------------  --------------
Robert Venniro           2,007            22,258                         12,063            34,321           2,007           0.01%
------------------  ----------  ----------------  -------------  --------------  ----------------  --------------  --------------

      SELLING        SHARES OF      SHARES OF       SHARES OF      SHARES OF          TOTAL          AMOUNT OF       PERCENT OF
  SECURITYHOLDER       COMMON     COMMON STOCK    COMMON STOCK    COMMON STOCK       SHARES OF      COMMON STOCK     OUTSTANDING
       NAME            STOCK          TO BE        ISSUED AND     RECEIVED AND    COMMON STOCK TO     OWNED BY       COMMON STOCK
                       OWNED       OFFERED FOR    ISSUABLE UPON  TO BE RECEIVED    BE OFFERED FOR  SECURITYHOLDER      OWNED BY
                      PRIOR TO  SECURITYHOLDER'S  CONVERSION OF    UPON THE      SECURITYHOLDER'S    AFTER THE     SECURITYHOLDER
                        THIS         ACCOUNT        PREFERRED     EXERCISE OF        ACCOUNT         OFFERING        AFTER THE
                      OFFERING                        STOCK         WARRANTS                                           OFFERING
------------------  ----------  ----------------  -------------  --------------  ----------------  --------------  --------------
Frank Cantero                             22,258                         12,063            34,321
------------------  ----------  ----------------  -------------  --------------  ----------------  --------------  --------------
George Lutich                            133,546                         72,375           205,921
------------------  ----------  ----------------  -------------  --------------  ----------------  --------------  --------------
Richard Perez                            222,577                        120,625           343,202
------------------  ----------  ----------------  -------------  --------------  ----------------  --------------  --------------
John Ablahani                             89,031                         48,250           137,281
------------------  ----------  ----------------  -------------  --------------  ----------------  --------------  --------------
Marilyn Silvers                           89,031                         48,250           137,281
------------------  ----------  ----------------  -------------  --------------  ----------------  --------------  --------------
David Giorgione                          178,061                         96,501           274,562
and Victoria
Giorgione, as
Tenants by the
Entirety
------------------  ----------  ----------------  -------------  --------------  ----------------  --------------  --------------
Michelle Rice                            178,061                         96,501           274,562
------------------  ----------  ----------------  -------------  --------------  ----------------  --------------  --------------
Robert Gordon                             89,031                         48,250           137,281
------------------  ----------  ----------------  -------------  --------------  ----------------  --------------  --------------
Brett Fisher                             178,061                         96,501           274,562
------------------  ----------  ----------------  -------------  --------------  ----------------  --------------  --------------
Leonard Solie                             44,515                         24,125            68,640
------------------  ----------  ----------------  -------------  --------------  ----------------  --------------  --------------
Henry Fong (1)         596,519            90,853                         49,239           140,092     596,519 (2)       3.23% (2)
                           (2)
------------------  ----------  ----------------  -------------  --------------  ----------------  --------------  --------------
Gary Benson            214,800            45,428                         24,619            70,047         214,800
------------------  ----------  ----------------  -------------  --------------  ----------------  --------------  --------------
Ralph Klein             50,000            45,428                         24,619            70,047          50,000           0.27%
------------------  ----------  ----------------  -------------  --------------  ----------------  --------------  --------------
Chex Services,                           105,645                                          105,645
Inc. (3)
------------------  ----------  ----------------  -------------  --------------  ----------------  --------------  --------------
                                                  SERIES H PREFERRED STOCKHOLDERS
---------------------------------------------------------------------------------------------------------------------------------
Les Boelter              1,000                            2,000           2,000             4,000           1,000          0.005%
------------------  ----------  ----------------  -------------  --------------  ----------------  --------------  --------------
Joseph Bushman                                           10,000          10,000            20,000
------------------  ----------  ----------------  -------------  --------------  ----------------  --------------  --------------
F.D. Copp               45,000                           10,000          10,000            20,000          45,000           0.24%
------------------  ----------  ----------------  -------------  --------------  ----------------  --------------  --------------
Richard E. Dana                                          10,000          10,000            20,000
------------------  ----------  ----------------  -------------  --------------  ----------------  --------------  --------------
Alan Gainsford                                           80,000          80,000           160,000
------------------  ----------  ----------------  -------------  --------------  ----------------  --------------  --------------
Goben Enterprises                                        80,000         100,000           180,000
LP
------------------  ----------  ----------------  -------------  --------------  ----------------  --------------  --------------
Duane Hennen                                             15,000          15,000            30,000
------------------  ----------  ----------------  -------------  --------------  ----------------  --------------  --------------
Joseph R. Jensen                                          5,000           5,000            10,000
------------------  ----------  ----------------  -------------  --------------  ----------------  --------------  --------------
Robert L.                                                20,000                            20,000
Johander
------------------  ----------  ----------------  -------------  --------------  ----------------  --------------  --------------
Steven A. Kalin                                          12,000          12,000            24,000
------------------  ----------  ----------------  -------------  --------------  ----------------  --------------  --------------
Ralph & Sharon                                           60,000          60,000           120,000
Klein
------------------  ----------  ----------------  -------------  --------------  ----------------  --------------  --------------
Billy & May Nin                                          10,000          10,000            20,000
Kong
------------------  ----------  ----------------  -------------  --------------  ----------------  --------------  --------------

      SELLING        SHARES OF      SHARES OF       SHARES OF      SHARES OF          TOTAL          AMOUNT OF       PERCENT OF
  SECURITYHOLDER       COMMON     COMMON STOCK    COMMON STOCK    COMMON STOCK       SHARES OF      COMMON STOCK     OUTSTANDING
       NAME            STOCK          TO BE        ISSUED AND     RECEIVED AND    COMMON STOCK TO     OWNED BY       COMMON STOCK
                       OWNED       OFFERED FOR    ISSUABLE UPON  TO BE RECEIVED    BE OFFERED FOR  SECURITYHOLDER      OWNED BY
                      PRIOR TO  SECURITYHOLDER'S  CONVERSION OF    UPON THE      SECURITYHOLDER'S    AFTER THE     SECURITYHOLDER
                        THIS         ACCOUNT        PREFERRED     EXERCISE OF        ACCOUNT         OFFERING        AFTER THE
                      OFFERING                        STOCK         WARRANTS                                           OFFERING
------------------  ----------  ----------------  -------------  --------------  ----------------  --------------  --------------
Jake Kooiman                                              2,000           2,000             4,000
------------------  ----------  ----------------  -------------  --------------  ----------------  --------------  --------------
Edward J. Names         58,958                           10,000          10,000            20,000          58,958           0.32%
                           (4)                                                                                (4)
------------------  ----------  ----------------  -------------  --------------  ----------------  --------------  --------------
Charles J.  Petit                                        10,000          10,000            20,000
------------------  ----------  ----------------  -------------  --------------  ----------------  --------------  --------------
Dave Reimer                                              18,000          18,000            36,000
------------------  ----------  ----------------  -------------  --------------  ----------------  --------------  --------------
Ron J. & Patricia                                        10,000          10,000            20,000
Shimek
------------------  ----------  ----------------  -------------  --------------  ----------------  --------------  --------------
Laurie & Michael                                          7,000           7,000            14,000
Snow
------------------  ----------  ----------------  -------------  --------------  ----------------  --------------  --------------
Dennis Staal            14,400                           10,000          10,000            20,000          14,400           0.08%
------------------  ----------  ----------------  -------------  --------------  ----------------  --------------  --------------
John P. Thysell                                          20,000          20,000            40,000
------------------  ----------  ----------------  -------------  --------------  ----------------  --------------  --------------
W.G. Securities,        15,700                           18,800          18,800            37,600          15,700           0.09%
L.P.
------------------  ----------  ----------------  -------------  --------------  ----------------  --------------  --------------
Daniel Bishop                                            50,000          50,000           100,000
------------------  ----------  ----------------  -------------  --------------  ----------------  --------------  --------------
John J. Appert                                            2,000           2,000             4,000
------------------  ----------  ----------------  -------------  --------------  ----------------  --------------  --------------
                                                  SERIES I PREFERRED STOCKHOLDERS
---------------------------------------------------------------------------------------------------------------------------------
Alpha Capital                                           557,474         110,000           667,474
Aktiengeselschaft
------------------  ----------  ----------------  -------------  --------------  ----------------  --------------  --------------
Wayne Mills                                             115,274          40,000           155,274
------------------  ----------  ----------------  -------------  --------------  ----------------  --------------  --------------
The Shaar Fund                                          914,286         160,000         1,074,286
------------------  ----------  ----------------  -------------  --------------  ----------------  --------------  --------------
Stonestreet                                              25,409          40,000            65,409
Limited
Partnership
------------------  ----------  ----------------  -------------  --------------  ----------------  --------------  --------------
W.E.C. Asset                                             82,950          50,000           132,950
Management, LLC
------------------  ----------  ----------------  -------------  --------------  ----------------  --------------  --------------
                                              MISCELLANEOUS PRIVATE PLACEMENTS (5)
---------------------------------------------------------------------------------------------------------------------------------
Daniel Bishop                            389,909                        230,000           619,909
------------------  ----------  ----------------  -------------  --------------  ----------------  --------------  --------------
John H. Black                             95,000                         60,000           155,000
------------------  ----------  ----------------  -------------  --------------  ----------------  --------------  --------------
David R. Black                                                            6,667             6,667
------------------  ----------  ----------------  -------------  --------------  ----------------  --------------  --------------
Michael J. Black                                                          6,667             6,667
------------------  ----------  ----------------  -------------  --------------  ----------------  --------------  --------------
Christopher P.                                                            6,666             6,666
Black
------------------  ----------  ----------------  -------------  --------------  ----------------  --------------  --------------
Les Boelter                                3,000                          5,000             8,000
------------------  ----------  ----------------  -------------  --------------  ----------------  --------------  --------------
James Burford                             83,333                                           83,333
------------------  ----------  ----------------  -------------  --------------  ----------------  --------------  --------------
Trust Company of                                                                           36,363
the South FBO
James Burford
(IRA) 36,363
------------------  ----------  ----------------  -------------  --------------  ----------------  --------------  --------------
Joseph Bushman                                                           10,000            10,000
------------------  ----------  ----------------  -------------  --------------  ----------------  --------------  --------------
Chex Services,                           146,000                         80,000           226,000
Inc.
------------------  ----------  ----------------  -------------  --------------  ----------------  --------------  --------------

      SELLING        SHARES OF      SHARES OF       SHARES OF      SHARES OF          TOTAL          AMOUNT OF       PERCENT OF
  SECURITYHOLDER       COMMON     COMMON STOCK    COMMON STOCK    COMMON STOCK       SHARES OF      COMMON STOCK     OUTSTANDING
       NAME            STOCK          TO BE        ISSUED AND     RECEIVED AND    COMMON STOCK TO     OWNED BY       COMMON STOCK
                       OWNED       OFFERED FOR    ISSUABLE UPON  TO BE RECEIVED    BE OFFERED FOR  SECURITYHOLDER      OWNED BY
                      PRIOR TO  SECURITYHOLDER'S  CONVERSION OF    UPON THE      SECURITYHOLDER'S    AFTER THE     SECURITYHOLDER
                        THIS         ACCOUNT        PREFERRED     EXERCISE OF        ACCOUNT         OFFERING        AFTER THE
                      OFFERING                        STOCK         WARRANTS                                           OFFERING
------------------  ----------  ----------------  -------------  --------------  ----------------  --------------  --------------
F.D. Copp, Jr.                                                           10,000            10,000
------------------  ----------  ----------------  -------------  --------------  ----------------  --------------  --------------
Richard Dana                                                             10,000            10,000
------------------  ----------  ----------------  -------------  --------------  ----------------  --------------  --------------
Dom Dichira                               25,000                         25,000            50,000
------------------  ----------  ----------------  -------------  --------------  ----------------  --------------  --------------
Duane Hennen                                                             15,000            15,000
------------------  ----------  ----------------  -------------  --------------  ----------------  --------------  --------------
Joe Jensen                                                                5,000             5,000
------------------  ----------  ----------------  -------------  --------------  ----------------  --------------  --------------
UBS                                       12,600                         12,600            25,200
PaineWebber, Inc.
as Custodian FBO
Irwin Kaufman
#3R 50087
------------------  ----------  ----------------  -------------  --------------  ----------------  --------------  --------------
Billy Kong & May                                                         10,000            10,000
Nin Kong
------------------  ----------  ----------------  -------------  --------------  ----------------  --------------  --------------
Jake Kooiman                                                              2,000             2,000
------------------  ----------  ----------------  -------------  --------------  ----------------  --------------  --------------
Joel & Dana                               50,000                         50,000           100,000
Mirviss
------------------  ----------  ----------------  -------------  --------------  ----------------  --------------  --------------
Richard Myers                             20,000                         20,000            40,000
------------------  ----------  ----------------  -------------  --------------  ----------------  --------------  --------------
Edward Names                                                             10,000            10,000
------------------  ----------  ----------------  -------------  --------------  ----------------  --------------  --------------
Charles Petit                                                            10,000            10,000
------------------  ----------  ----------------  -------------  --------------  ----------------  --------------  --------------
David W. Reimer                           22,000                         40,000            62,000
------------------  ----------  ----------------  -------------  --------------  ----------------  --------------  --------------
Chip Rice                                200,000                        200,000           400,000
------------------  ----------  ----------------  -------------  --------------  ----------------  --------------  --------------
William Rice                                                              1,049             1,049
------------------  ----------  ----------------  -------------  --------------  ----------------  --------------  --------------
Stewart Segal                             40,000                         20,000            60,000
------------------  ----------  ----------------  -------------  --------------  ----------------  --------------  --------------
Gordon Severson                            4,000                          4,000             8,000
------------------  ----------  ----------------  -------------  --------------  ----------------  --------------  --------------
Laurie A. &                                                               7,000             7,000
Michael L. Snow
------------------  ----------  ----------------  -------------  --------------  ----------------  --------------  --------------
Dennis Staal                                                             10,000            10,000
------------------  ----------  ----------------  -------------  --------------  ----------------  --------------  --------------
John Thysell                              10,000                         30,000            40,000
------------------  ----------  ----------------  -------------  --------------  ----------------  --------------  --------------
Joseph Trungale                           80,000                         80,000           160,000
------------------  ----------  ----------------  -------------  --------------  ----------------  --------------  --------------
Mike Wruck                                16,000                         16,000            32,000
------------------  ----------  ----------------  -------------  --------------  ----------------  --------------  --------------
                                     COMMON STOCK AND WARRANTS ISSUED TO CONSULTANTS/UNDERWRITERS
---------------------------------------------------------------------------------------------------------------------------------
Gary Benson                                                             100,000           100,000
------------------  ----------  ----------------  -------------  --------------  ----------------  --------------  --------------
Michael Casazza                                                          10,000            10,000
------------------  ----------  ----------------  -------------  --------------  ----------------  --------------  --------------
Allen Gainsford                                                         100,000           100,000
------------------  ----------  ----------------  -------------  --------------  ----------------  --------------  --------------
Feltl and Company                                                       198,530           198,530
------------------  ----------  ----------------  -------------  --------------  ----------------  --------------  --------------
John C. Feltl                                                             4,718             4,718
------------------  ----------  ----------------  -------------  --------------  ----------------  --------------  --------------
John E. Feltl                                                            14,272            14,272
------------------  ----------  ----------------  -------------  --------------  ----------------  --------------  --------------

      SELLING        SHARES OF      SHARES OF       SHARES OF      SHARES OF          TOTAL          AMOUNT OF       PERCENT OF
  SECURITYHOLDER       COMMON     COMMON STOCK    COMMON STOCK    COMMON STOCK       SHARES OF      COMMON STOCK     OUTSTANDING
       NAME            STOCK          TO BE        ISSUED AND     RECEIVED AND    COMMON STOCK TO     OWNED BY       COMMON STOCK
                       OWNED       OFFERED FOR    ISSUABLE UPON  TO BE RECEIVED    BE OFFERED FOR  SECURITYHOLDER      OWNED BY
                      PRIOR TO  SECURITYHOLDER'S  CONVERSION OF    UPON THE      SECURITYHOLDER'S    AFTER THE     SECURITYHOLDER
                        THIS         ACCOUNT        PREFERRED     EXERCISE OF        ACCOUNT         OFFERING        AFTER THE
                      OFFERING                        STOCK         WARRANTS                                           OFFERING
------------------  ----------  ----------------  -------------  --------------  ----------------  --------------  --------------
Bradford Geisen                           13,333                         86,667           100,000
------------------  ----------  ----------------  -------------  --------------  ----------------  --------------  --------------
Hyperion Holdings                          3,750                          3,750             7,500
LLC
------------------  ----------  ----------------  -------------  --------------  ----------------  --------------  --------------
Barry Hollander                                                          17,000            17,000
------------------  ----------  ----------------  -------------  --------------  ----------------  --------------  --------------
Nick Honigman                                                               566               566
------------------  ----------  ----------------  -------------  --------------  ----------------  --------------  --------------
Steve Hosier                                                              3,303             3,303
------------------  ----------  ----------------  -------------  --------------  ----------------  --------------  --------------
David B. Johnson                                                         14,272            14,272
------------------  ----------  ----------------  -------------  --------------  ----------------  --------------  --------------
Todd C. Johnson                                                             566               566
------------------  ----------  ----------------  -------------  --------------  ----------------  --------------  --------------
Paul R. Kuehn                                                             4,541             4,541
------------------  ----------  ----------------  -------------  --------------  ----------------  --------------  --------------
David Lantz                                                               3,303             3,303
------------------  ----------  ----------------  -------------  --------------  ----------------  --------------  --------------
Paul T. Mannion                            4,312                          4,312             8,624
------------------  ----------  ----------------  -------------  --------------  ----------------  --------------  --------------
Miller Johnson                                                           47,180            47,180
Steichen Kinnard
------------------  ----------  ----------------  -------------  --------------  ----------------  --------------  --------------
Eldon C. Miller                                                          14,272            14,272
------------------  ----------  ----------------  -------------  --------------  ----------------  --------------  --------------
Richard J. Nigon                                                          6,416             6,416
------------------  ----------  ----------------  -------------  --------------  ----------------  --------------  --------------
Stan D. Rahm                                                              4,541             4,541
------------------  ----------  ----------------  -------------  --------------  ----------------  --------------  --------------
Andrew S. Reckles                          4,312                          4,312             8,624
------------------  ----------  ----------------  -------------  --------------  ----------------  --------------  --------------
Chip Rice                                                               101,167           101,167
------------------  ----------  ----------------  -------------  --------------  ----------------  --------------  --------------
William Rice                            1,049(6)                                            1,049
------------------  ----------  ----------------  -------------  --------------  ----------------  --------------  --------------
Vincent S. Sbarra                          2,626                          2,626             5,252
------------------  ----------  ----------------  -------------  --------------  ----------------  --------------  --------------
Shaar Fund LTD                                                          167,083           167,083
------------------  ----------  ----------------  -------------  --------------  ----------------  --------------  --------------
John F. Stapleton                                                        50,000            50,000
------------------  ----------  ----------------  -------------  --------------  ----------------  --------------  --------------
World Capital                                                            80,200            80,200
Funding
------------------  ----------  ----------------  -------------  --------------  ----------------  --------------  --------------
Michael Wruck                                                            15,734            15,734
------------------  ----------  ----------------  -------------  --------------  ----------------  --------------  --------------
                                                          DEBT CONVERSIONS
---------------------------------------------------------------------------------------------------------------------------------
Capco Asset                           119,662(7)                      20,000(7)           139,662
Management
------------------  ----------  ----------------  -------------  --------------  ----------------  --------------  --------------
Russell L.                                795(8)                         795(8)             1,590
Casement
------------------  ----------  ----------------  -------------  --------------  ----------------  --------------  --------------
Chex Services,                        130,682(9)                                          130,682
Inc.
------------------  ----------  ----------------  -------------  --------------  ----------------  --------------  --------------
Robert Darst                                                             17,000            17,000
------------------  ----------  ----------------  -------------  --------------  ----------------  --------------  --------------
Equitex 2000, Inc.                    78,339(10)                     78,339(10)           156,678
------------------  ----------  ----------------  -------------  --------------  ----------------  --------------  --------------
Dia Erickson                                                             30,000            30,000
------------------  ----------  ----------------  -------------  --------------  ----------------  --------------  --------------

      SELLING        SHARES OF      SHARES OF       SHARES OF      SHARES OF          TOTAL          AMOUNT OF       PERCENT OF
  SECURITYHOLDER       COMMON     COMMON STOCK    COMMON STOCK    COMMON STOCK       SHARES OF      COMMON STOCK     OUTSTANDING
       NAME            STOCK          TO BE        ISSUED AND     RECEIVED AND    COMMON STOCK TO     OWNED BY       COMMON STOCK
                       OWNED       OFFERED FOR    ISSUABLE UPON  TO BE RECEIVED    BE OFFERED FOR  SECURITYHOLDER      OWNED BY
                      PRIOR TO  SECURITYHOLDER'S  CONVERSION OF    UPON THE      SECURITYHOLDER'S    AFTER THE     SECURITYHOLDER
                        THIS         ACCOUNT        PREFERRED     EXERCISE OF        ACCOUNT         OFFERING        AFTER THE
                      OFFERING                        STOCK         WARRANTS                                           OFFERING
------------------  ----------  ----------------  -------------  --------------  ----------------  --------------  --------------
Gulfstream 1998                      191,425(11)                    141,425(11)           332,850
Irrevocable Trust
------------------  ----------  ----------------  -------------  --------------  ----------------  --------------  --------------
Joseph W.                                477(12)                        477(12)               954
Hovorka
------------------  ----------  ----------------  -------------  --------------  ----------------  --------------  --------------
Scott Lucas                                                              20,000            20,000
------------------  ----------  ----------------  -------------  --------------  ----------------  --------------  --------------
TR Capital Corp.                      12,156(13)                     12,156(13)            24,312
------------------  ----------  ----------------  -------------  --------------  ----------------  --------------  --------------
USA Skate Corp.                       37,258(14)                     37,258(14)            74,516
------------------  ----------  ----------------  -------------  --------------  ----------------  --------------  --------------
                                                     SERIES J STOCKHOLDERS
---------------------------------------------------------------------------------------------------------------------------------
Joe Bushman                                              75,000           3,000            78,000
------------------  ----------  ----------------  -------------  --------------  ----------------  --------------  --------------
Chex Services,                                          625,000          65,000           690,000
Inc.
------------------  ----------  ----------------  -------------  --------------  ----------------  --------------  --------------
Baja Investments                                      1,000,000                         1,000,000
LLC
------------------  ----------  ----------------  -------------  --------------  ----------------  --------------  --------------
Discount Video                                          750,000          30,000           780,000
Liquidators, Inc.
------------------  ----------  ----------------  -------------  --------------  ----------------  --------------  --------------
Feltl and                                                               345,000           345,000
Company, Inc.
------------------  ----------  ----------------  -------------  --------------  ----------------  --------------  --------------
Duane Hennen                                             62,500           2,500            65,000
------------------  ----------  ----------------  -------------  --------------  ----------------  --------------  --------------
Joseph Jenson                                            25,000           1,000            26,000
------------------  ----------  ----------------  -------------  --------------  ----------------  --------------  --------------
Joel Mirviss                                             37,500           1,500            39,000
------------------  ----------  ----------------  -------------  --------------  ----------------  --------------  --------------
Ray Newkirk                                              62,500           2,500            65,000
------------------  ----------  ----------------  -------------  --------------  ----------------  --------------  --------------
Charles Pettie                                          125,000           5,000           130,000
------------------  ----------  ----------------  -------------  --------------  ----------------  --------------  --------------
Dave Reimer                                             125,000           5,000           130,000
------------------  ----------  ----------------  -------------  --------------  ----------------  --------------  --------------
Tee & Bee, Inc.                                         500,000          20,000           520,000
------------------  ----------  ----------------  -------------  --------------  ----------------  --------------  --------------
Tom Vertin                                               62,500           2,500            65,000
------------------  ----------  ----------------  -------------  --------------  ----------------  --------------  --------------

------------------  ----------  ----------------  -------------  --------------  ----------------  --------------  --------------
TOTALS               1,083,684    10,918,154(15)  5,617,193(16)   8,687,714(17)    25,223,061(18)       1,083,684
------------------  ----------  ----------------  -------------  --------------  ----------------  --------------  --------------

(1)  Henry Fong is the President, Treasurer and Chief Financial Officer of
     Equitex.

(2) Includes 390,219 shares owned by another company in which Henry Fong is the sole member.

(3)  Chex Services, Inc., is our wholly-owned subsidiary.

(4) Includes 39,758 shares owned by another company in which Edward J. Names the general partner.

(5) Includes 78,635 shares of common stock sold in January 2002 for $2.75 per share; 83,333 shares of common stock sold in April 2002 for $1.20 per share; 247,818 shares of common stock sold in June 2002 for $.55 per share; 802,600 shares of common stock and warrants to purchase 992,649 shares of common stock sold in July 2002 for $.50 per share.

(6) 1,049 shares issued upon conversion of a warrant issued to an underwriter in connection with the Series H preferred stock issuance at an exercise price of $0.50 per share.

(7) Shares of common stock and warrants issued pursuant to a convertible promissory note in the amount of $102,910 dated December 20, 2001, between us and Capco Asset Management.

(8) Shares of common stock and warrants issued to one of our directors upon conversion of a $4,166 debt based upon the closing stock price of $5.24 per share as reported by the Nasdaq Stock Market at the close of business on August 1, 2001

(9) 130,682 shares issued pursuant to a promissory note in the amount of $62,814 between us and Chex Services, Inc., dated January 3, 2002.

(10) Shares of common stock and warrants issued as compensation to Equitex 2000, Inc., for $410,496 in expenses related to our acquisitions of Nova Financial Systems, Inc., and Key Financial Systems, Inc., based upon the closing stock price of $5.24 per share as reported by the Nasdaq Stock Market at the close of business on August 1, 2001.

(11) Shares of common stock and warrants issued to Gulfstream 1998 Irrevocable Trust upon conversion of a $1,003,067 note based upon the closing stock price of $5.24 per share as reported by the Nasdaq Stock Market at the close of business on August 1, 2001.

(12) Shares of common stock and warrants issued to one of our directors upon conversion of a $2,500 debt based upon the closing stock price of $5.24 per share as reported by the Nasdaq Stock Market at the close of business on August 1, 2001.

(13) Shares of common stock and warrants issued to TR Capital Corp. upon conversion of a $63,695 note based upon the closing stock price of $5.24 per share as reported by the Nasdaq Stock Market at the close of business on August 1, 2001.

(14) Shares of common stock and warrants issued to USA Skate Corp. upon conversion of $195,232 in debt.

(15) 9,084,773 shares of common stock issued pursuant to the acquisitions of Nova Financial Systems, Inc. and Key Financial Systems, Inc., which were previously registered on our Prospectus on Form 424B1 to the Registration Statement on Form S-3/A (Amendment No. 1), Commission File No. 333-73374, are being carried over pursuant to Rule 429(b).

(16) 2,167,193 shares of common stock issued or to be issued upon conversion of our Series H and I preferred stock, which were previously registered on our Prospectus on Form 424B1 to the Registration Statement on Form S-3/A (Amendment No. 1), Commission File No. 333-73374, are being carried over pursuant to Rule 429(b).

(17) 5,795,284 shares of common stock underlying warrants, which were previously registered on our Prospectus on Form 424B1 to the Registration Statement on Form S-3/A (Amendment No. 1), Commission File No. 333-73374, are being carried over pursuant to Rule 429(b).

(18) 17,047,250 shares of common stock underlying warrants, which were previously registered on our Prospectus on Form 424B1 to the Registration Statement on Form S-3/A (Amendment No. 1), Commission File No. 333-73374, are being carried over pursuant to Rule 429(b).

   SEE "RISK FACTORS" BEGINNING ON PAGE 9 OF THE PROSPECTUS FOR CERTAIN RISKS
       YOU SHOULD CONSIDER BEFORE YOU PURCHASE ANY SHARES OF COMMON STOCK.

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Neither the SEC nor any state securities commission has approved or determined whether the prospectus supplement is truthful or complete. Nor have they made, nor will they make, any determination as to whether anyone should buy these securities. Any representation to the contrary is a criminal offense.
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           The date of this prospectus supplement is January 9, 2004